Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Apria Healthcare Group Inc. (the “Company”) on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on February 25, 2011 (the “Report”), I, Norman C. Payson, Executive Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2011

/s/ NORMAN C. PAYSON, M.D.
Norman C. Payson, M.D.
Executive Chairman of the Board of Directors and Chief Executive Officer